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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                                 Date of Report
                       (Date of earliest event reported):

                                  June 8, 2001
                           --------------------------



                           ENTERPRISES SOLUTIONS, INC.
                           ---------------------------
             ( Exact name of registrant as specified in its Charter)



         Nevada                        000-28195                88-0232148
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission             (IRS Employer
  of incorporation)                   File Number)          Identification No.)



         140 Wood Road, Suite 200
         Braintree, Massachusetts                                      02184
----------------------------------------                             ----------
(Address of principal executive offices)                             (Zip Code)



        Registrant's telephone number, including area code: 781-356-4387

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                                    FORM 8-K

                           ENTERPRISES SOLUTIONS, INC.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


On June 8, 2000, the Honorable Judge Cedarbaum of the U.S. District Court for the Southern District of New York issued her decision in the matter of the Securities and Exchange Commission versus Herbert S. Cannon and John A. Solomon, et. al. The Company had previously settled with the Commission in this case (see Form 8-K filed by the Company on October 16, 2000). In her opinion, Judge Cedarbaum found Herbert Cannon liable as the principal architect of a fraudulent scheme related to his failure to disclose his role with the Company in the Company's registration statement for registration of its Common Stock under the Securities Exchange Act of 1934, filed with the Securities and Exchange Commission. Judge Cedarbaum ordered that Mr. Cannon disgorge $1,000,000 in profits he acquired through his acts of securities fraud; fined him $100,000; and issued a permanent injunction against him prohibiting him from committing further violations of securities laws in connection with the Company. In so ruling, the Court found that Mr. Cannon had an extensive history of criminal and regulatory violations, including securities fraud; that he was the principal architect of a scheme to conceal his involvement with the Company; and that he had the ability to affect the activities of the Company through his ownership interest in several Gibraltar entities which continue to own hundreds of thousands of shares of the Company's common stock. Judge Cedarbaum also found John A. Solomon, the Company's President and Chief Executive Officer, liable for two disclosure-related issues in the Company's registration statement and one publicity issue relating to the Company's web site. In finding Mr. Solomon liable, however, Judge Cedarbaum expressly acknowledged the Commission's failure to prove that Mr. Solomon knew the full extent of Mr. Cannon's role in the Company, including Mr. Cannon's ownership of a controlling interest in the Company through several Gibraltar entities. Consistent with this finding, the Judge limited the sanction against Mr. Solomon to a $10,000 fine. Judge Cedarbaum expressly declined to issue an injunction against Mr. Solomon; a remedy the Commission had requested and vigorously pursued. Mr. Solomon has advised the Company of his intent to appeal Judge Cedarbaum's decision.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned hereunto duly authorized.

Dated: June 12, 2001


                                Enterprises Solutions, Inc.


                                By:       /s/ John A. Solomon
                                     -----------------------------
                                          John A. Solomon,
                                          President and Chief Executive Officer


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